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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported)      AUGUST 19, 2005
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                              CELANESE CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                001-32410                                 98-0420726
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        (Commission File Number)               (IRS Employer Identification No.)

          1601 WEST LBJ FREEWAY
              DALLAS, TEXAS                               75234-6034
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (972) 901-4500
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

SHARE PURCHASE AND TRANSFER AGREEMENT AND SETTLEMENT AGREEMENT

      On August 19, 2005, Celanese Europe Holdings GmbH & Co. KG, an indirect wholly owned subsidiary of Celanese Corporation (the "Purchaser"), and Paulson & Co. Inc. ("Paulson") and Arnhold and S. Bleichroeder Advisers, LLC ("ASB" and with Paulson, the "Sellers") entered into a Share Purchase and Transfer Agreement and Settlement Agreement (the "Agreement") whereby Paulson and ASB agreed to sell 5,758,299 and 160,000 ordinary shares of Celanese AG ("Celanese Shares"), respectively, to Purchaser, in consideration for EUR 51.00 per share. In addition, the Purchaser also paid each of the Sellers EUR 2.00 per Celanese Share they were selling to Purchaser in consideration for the Sellers each agreeing to, among other things, (1) accept the shareholders' resolutions passed at the extraordinary general meeting of Celanese AG held on July 30 and 31, 2004 and the annual general meeting of Celanese AG held on May 19 and 20, 2005, (2) to acknowledge the legal effectiveness of the domination and profit and loss transfer agreement, (3) irrevocably withdraw and abandon all actions, applications and appeals each brought or joined in German legal proceedings related to, among other things, challenging the effectiveness of the domination and profit and loss transfer agreement and amount of fair cash compensation offered by Purchaser in the mandatory offer required by Section 305(1) of the German Stock Corporation Act (the "Offer"), (4) refrain from acquiring any Celanese Shares or any other investment in Celanese AG, and (5) refraining from taking any future legal action shareholder resolutions or corporate actions of the Celanese AG. The Agreement also provides that the Purchaser will undertake, subject to compliance with applicable law, to increase the fair compensation offered in the Offer from EUR 41.92 per Celanese Share (plus interest under the terms of the Offer) to EUR 51.00 per Celanese Share (plus interest under the terms of the Offer) (the "New Purchase Price") for the period from the date of the revised offer to September 29, 2005 subject to the agreement by tendering minority holders of Celanese Shares to waive their right to conduct special award proceedings (Spruchverfahren) and their right to any awards pursuant to such proceedings.

      A copy of the Agreement is attached to this report as Exhibit 10.1. The Agreement is incorporated herein by reference. The above description of the Agreement, as well as the transactions contemplated by the Agreement, is not complete and is qualified in its entirety by reference to Exhibit 10.1.
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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibit.

10.1      Share Purchase and Transfer Agreement and Settlement Agreement


                                       3
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CELANESE CORPORATION

Date: August 19, 2005               By:    /s/ Corliss J. Nelson
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                                    Name:  Corliss J. Nelson
                                    Title: Executive Vice President and Chief
                                           Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.    Exhibit
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
10.1           Share Purchase and Transfer Agreement and Settlement Agreement